Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
MobileBits Corporation
(a development stage company)
Sarasota, Florida

We have audited the accompanying balance sheet of MobileBits Corporation as of October 31, 2009 and the related statements of operations, changes in stockholders’ equity, and cash flows for the period from March 24, 2009 (“inception”) through October 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MobileBits Corporation as of October 31, 2009, and the results of its operations and its cash flows for the period from March 24, 2009 (inception) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage and has not generated a source of recurring revenues and has experienced losses from operations since inception, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/   GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas

February 8, 2010

MobileBits Corporation
(A Development Stage Company)
Balance Sheet
As of October 31, 2009

ASSETS
Current assets
Cash	$393,260
Prepaid expenses	27,500

Total current assets	420,760

Website, net of accumulated amortization of $274	9,605

TOTAL ASSETS	$430,365

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses	$125,737
Accounts payable and accrued expenses - related party	76,758

Total current liabilities	202,495

Commitments and contingencies	-

Stockholders' equity
Common stock, $0.0001 par value, 100,000,000 shares
authorized; 21,414,868 shares issued and outstanding	2,141
Additional paid in capital	663,822
Deficit accumulated during the development stage	(438,093)

Total stockholders' equity	227,870

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$430,365

See accompanying summary of accounting policies and notes to financial statements

MobileBits Corporation
(A Development Stage Company)
Statement of Operations
For the Period from March 24, 2009 (Inception) through  October 31, 2009

Operating Expenses:
General and administrative	$437,819
Amortization expense	274

Total operating expenses	438,093

NET LOSS	$(438,093)

Net loss per common share - basic and diluted	$(0.02)

Weighted average common shares outstanding - basic and diluted	20,279,817

See accompanying summary of accounting policies and notes to financial statements

MobileBits Corporation
(A Development Stage Company)
Statement of Changes in Stockholders' Equity
For the Period from March 24, 2009 (Inception) through October 31, 2009

	Common Stock		AdditionalPaid-in	Deficit Accumulated During Development
	Shares	Amount	Capital	Stage	Total

Balance, March 24, 2009	-	$-	$-	$-	$-

Founders shares	20,000,000	2,000	-	-	2,000

Stock issued for cash net	1,414,868	141	642,983	-	643,124

Stock based compensation	-	-	20,839	-	20,839

Net loss	-	-	-	(438,093)	(438,093)

Balance, October 31, 2009	21,414,868	$2,141	$663,822	$(438,093)	$227,870

See accompanying summary of accounting policies and notes to financial statements

MobileBits Corporation
(A Development Stage Company)
Statement of Cash Flows
For the Period from March 24, 2009 (Inception) through  October 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(438,093)
Adjustments to reconcile net loss to net cash
used in operating activities:
Stock based compensation	22,839
Amortization expense	274
Changes in operating assets and liabilities:
Prepaid expenses	(27,500)
Accounts payable and accrued expenses	125,737
Accounts payable and accrued expenses - related party	76,758

Net cash used in operating activities	(239,985)

CASH FLOWS FROM INVESTING ACTIVITIES
Website development	(9,879)

Net cash used in investing activities	(9,879)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock, net of offering costs of $7,523	643,124

Net cash provided by financing activities	643,124

Net increase in cash	393,260

Cash at beginning of period	-

Cash at end of year	$393,260

SUPPLEMENTAL DISCLOSURES OF CASH
FLOW INFORMATION
Cash paid during year for:
Interest	$-
Income taxes	$-

See accompanying summary of accounting policies and notes to financial statements

MobileBits Corporation
 (A Development Stage Company)
Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and nature of business

Organization

MobileBits Corporation (the “Company” or “MobileBits”) is a Florida corporation with an inception of March 24, 2009.

Business

MobileBits Corporation is a global technology company that is focused on providing answers and highly targeted advertising through its automated MobileBits™ answer engine via the web and mobile smartphone applications.  The Company will offer a wide range of answers on a broad scope of web-based content.

Basis of presentation

The accompanying audited financial statements of MobileBits have been prepared in accordance with accounting principles generally accepted in the United States of America.

Development stage company

On March 24, 2009 (the inception date), the Company commenced its global technology activities.  As of October 31, 2009, the Company has not produced a sustainable positive cash flow from operations.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise” as set forth in ASC 915, “Development Stage Entities.” Among the disclosures required by ASC 915 are that the Company’s financial statements be identified as those of a development stage company. In addition, the statements of operations, changes in stockholders equity and cash flows are required to disclose all activity since the Company’s date of inception.

The Company will continue to prepare its financial statements and related disclosures in accordance with ASC 915 until such time that the Company’s operations generate significant revenues.

Use of estimates

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and cash equivalents

MobileBits considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Website

Website development is recorded at cost and amortized on the straight-line method over its estimated useful life.  Expenditures for normal maintenance are charged to expense as incurred.

Income taxes

MobileBits recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. MobileBits provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

MobileBits has adopted ASC 740 “Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information.  As of October 31, 2009, MobileBits had not recorded any tax benefits from uncertain tax positions.

Basic and diluted net loss per share

Basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. Common stock equivalents are excluded from the calculations when their effect is anti-dilutive.

Stock compensation

MobileBits follows ASC 718, “Compensation - Stock Compensation” as interpreted by SEC Staff Accounting Bulletin No. 107 for financial accounting and reporting standards for stock-based employee compensation plans. It defines a fair value based method of accounting for an employee stock option or similar equity instrument. There were 150,000 options were granted from inception through October 31, 2009.

Recently issued accounting pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued an update of Accounting Standards Codification 105, “Generally Accepted Accounting Principles” (“ASC 105”) which establishes the FASB Accounting Standards Codification TM (the “ASC”).  The ASC is the sole source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.  The ASC superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the ASC is no longer authoritative. While the ASC does not change GAAP, it introduces a new structure that reorganizes the GAAP pronouncements into accounting topics. All content of the ASC carries the same level of authority.  The ASC is effective for our financial statements as of October 31, 2009. There was no effect of adoption of this standard on the financial statements.

In May 2009, the FASB issued ASC 855, “Subsequent Events,” which modifies the definition of subsequent events and requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. These requirements became effective for us on June 15, 2009.  There was no effect of adoption of this standard on the financial statements.

The Company evaluated all events and transactions that occurred after October 31, 2009 through February 8, 2010, the date the Company issues these financial statements.  During this period, the Company did not have any material events other than as disclosed in Note 9.

MobileBits does not expect that any other recently issued accounting pronouncements will have a significant impact on the financial statements of the Company.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming MobileBits’ continuation as a going concern. Since inception, MobileBits has incurred losses of approximately $438,093. In addition, MobileBits expects to experience a continuing operating cash flow deficiency until such a time as it is able to generate a sustainable source of revenues. These factors raise substantial doubts as to the Company’s ability to continue as a going concern.

MobileBits plans to continue to pursue additional equity financing while managing cash flow in an effort to provide funds to support development activities.

NOTE 3 – CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in one financial institution.  The balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.   At October 31, 2009, MobileBits had a cash balance of $393,260, of which $143,260 was uninsured.

NOTE 4 – WEBSITE

The following is a summary of website expenditures:

	Estimated
	Useful Life	October 31, 2009
Website development costs	3	$9,879
Less: accumulated amortization		(274)
Net		$9,605

NOTE 5 – RELATED PARTY TRANSACTIONS

On March 24, 2009, MobileBits entered into a consulting agreement with Walter Kostiuk (Kostiuk), who assumed the role of President, CEO, Secretary, Treasurer, Director and Chairman of the Board of Directors.  Also on March 24, 2009, Kostiuk was issued 20,000,000 shares of common stock valued at par value, or $2,000, as founder shares. Since inception, MobileBits expensed compensation in connection with the consulting agreement of $146,462 and paid $69,704 of the amount due for services related to the agreement, leaving a payable of $76,758 due to Kostiuk as of October 31, 2009.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

MobileBits’ principal office is located at 1990 Main Street, Suite 750, Sarasota, Florida 34236. The rent through December 31, 2009 was $826 per month plus taxes and services and increased to $1,100 per month for the period January 1, 2010 through December 31, 2010.

NOTE 7 - INCOME TAXES

Reconciliation between actual tax expense (benefit) and income taxes computed by applying the U.S. federal income tax rate and state income tax rate to income from continuing operations before income taxes are as follows:

October 31,
2009
Computed at U.S. and State statutory rates (34%)	$(148,952)
Permanent differences	8,377
Changes in valuation allowance	140,574
Total	$-

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities are presented below:

October 31,
2009
Deferred tax assets:
Net operating loss carry-forwards	$114,477
Accrued officers’ compensation	26,098
Total Deferred tax assets	140,574
Less valuation allowance	(140,574)
Total	$-

At October 31, 2009, MobileBits had a net operating loss carry-forwards for federal and state income tax purposes of approximately $336,696 which will begin to expire, if unused, beginning in 2029. The valuation allowance increased approximately $140,574 for the year ended October 31, 2009.

The above estimates are based upon management's decisions concerning certain elections which could change the relationship between net income and taxable income. Management decisions are made annually and could cause the estimates to vary significantly.

NOTE 8 - EQUITY TRANSACTIONS

At inception, MobileBits issued 20,000,000 shares of common stock valued at par value to the founder and president.

From inception through October 31, 2009, the Company sold 1,414,868 common shares at prices ranging from $0.40 to $0.50 per share to 34 investors for net proceeds of $643,124.

MobileBits issued the following options to employees during the period:

		Weighted-	Aggregate
		Average	Intrinsic
	Options	Exercise Price	Value
Outstanding at March 24, 2009	-	$-	$-
Granted	150,000	0.50	-
Exercised	-	-	-
Forfeited	-	-	-
Outstanding at October 31, 2009	150,000	$0.50	$-
Exercisable at October 31, 2009	-	$-	$-

The above options were valued at a total of $57,624 using the Black-Scholes option-pricing model and the following parameters: (1) 2.75% risk-free discount rate, (2) expected volatility of 175.32%, (3) $0 expected dividends, and (4) an expected option life of 5.59 years for each grant based on term of option.

NOTE 9 – SUBSEQUENT EVENTS

From November 1, 2009 to February 8, 2010, MobileBits has issued an additional 716,000 shares of common stock at prices ranging from $0.30 to $0.50 per share for net proceeds of $225,000.

MobileBits also issued 50,000 options with an exercise price of $0.50 per share on November 13, 2009 and December 23, 2009 to employees.  The November options were valued at a total of $23,906, using the Black-Scholes option-pricing model and the following parameters: (1) 2.28% risk-free discount rate, (2) expected volatility of 174.77%, (3) $0 expected dividends, and (4) an expected option life of 5.19 years for each grant based on term of option.  The December options were valued at a total of $23,860, using the Black-Scholes option-pricing model and the following parameters: (1) 2.51% risk-free discount rate, (2) expected volatility of 174.90%, (3) $0 expected dividends, and (4) an expected option life of 5.08 years for each grant based on term of option.